UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 10, 2005

Commission file number 1-8572

TRIBUNE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

435 North Michigan Avenue
Chicago, Illinois	60611
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2005, Tribune Company (the “Company”) and Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, entered into an Underwriting Agreement (the “Underwriting Agreement”) with respect to the offering and sale of $450,000,000 aggregate principal amount of the Company’s 4.875% Notes due 2010 (the “2010 Notes”) and $330,000,000 aggregate principal amount of the Company’s 5.25% Notes due 2015 (the “2015 Notes” and together with the 2010 Notes, the “Notes”) under the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-127446), the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-74961), the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-66077) and the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-18921).  The sale of the Notes closed on August 15, 2005.  The Notes are being issued pursuant to an Indenture dated as of January 1, 1997 (filed as Exhibit 4 to the Company’s Current Report on Form 8-K dated January 14, 1997, the “Indenture”), between the Company and Citibank, N.A., as successor trustee to The Bank of New York, which was successor trustee to Bank of Montreal Trust Company.

The Underwriting Agreement, the form of the 2010 Notes and the form of the 2015 Notes are filed as Exhibits 1.1, 4.1a and 4.1b, respectively, to this Current Report on Form 8-K, and incorporated by reference herein.

In connection with the offering and sale of the Notes, the Company is filing as Exhibit 12.1 a computation of ratio of earnings to fixed charges, which is incorporated by reference herein.

ITEM 8.01.                                    OTHER EVENTS.

On August 10, 2005, the Company publicly announced the pricing of the offering of the Notes.  The press release relating to the pricing of the offering is filed as Exhibit 99.1 to this Current Report on Form-K and incorporated by reference herein.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits to this Form 8-K

Exhibit No.	Description
1.1

Underwriting Agreement dated as of August 10, 2005 among Tribune Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1a	Form of Note relating to Tribune Company’s 4.875% Notes due 2010

4.1b	Form of Note relating to Tribune Company’s 5.25% Notes due 2015

4.2

Indenture, dated as of January 1, 1997, between Tribune Company and Citibank, N.A., as successor trustee to The Bank of New York, which was successor trustee to Bank of Montreal Trust Company, filed as Exhibit 4 to Tribune Company’s Current Report on Form 8-K dated January 14, 1997, is hereby incorporated by reference

5.1	Opinion of Sidley Austin Brown & Wood LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

99.1	Press Release dated August 10, 2005

Exhibits to Registration Nos. 333-127446, 333-74961, 333-66077, 333-18921

Exhibit No.	Description
5.1	Opinion of Sidley Austin Brown & Wood LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY
(Registrant)

Date: August 15, 2005	/s/ Mark W. Hianik
Mark W. Hianik
Vice President

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
1.1

Underwriting Agreement dated as of August 10, 2005 among Tribune Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1a	Form of Note relating to Tribune Company’s 4.875% Notes due 2010

4.1b	Form of Note relating to Tribune Company’s 5.25% Notes due 2015

4.2

Indenture, dated as of January 1, 1997, between Tribune Company and Citibank, N.A., as successor trustee to The Bank of New York, which was successor trustee to Bank of Montreal Trust Company, filed as Exhibit 4 to Tribune Company’s Current Report on Form 8-K dated January 14, 1997, is hereby incorporated by reference

5.1	Opinion of Sidley Austin Brown & Wood LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

99.1	Press Release dated August 10, 2005

Exhibits to Registration Nos. 333-127446, 333-74961, 333-66077, 333-18921

Exhibit No.	Description
5.1	Opinion of Sidley Austin Brown & Wood LLP